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                                                                  Exhibit 23.3



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 2000, included in WICOR, Inc.'s Form 10-K for the year ended December 31, 1999 and incorporated by reference in Wisconsin Energy Corporation's Form 8-K dated April 26, 2000.




                                                     /s/Arthur Andersen LLP

                                                     ARTHUR ANDERSEN LLP


Milwaukee, Wisconsin
April 24, 2000